                                              SEMI-ANNUAL REPORT | June 30, 2001

                                                                      The Strong
                                                                       Discovery
________________________________________________________________________________
                                                                         Fund II




                                                   [Graphic Picture]


Table of Contents

Investment Review
     Strong Discovery Fund II.....................2

Financial Information
     Schedule of Investments in Securities
          Strong Discovery Fund II................4
     Statement of Assets and Liabilities..........6
     Statement of Operations......................7
     Statements of Changes in Net Assets..........8
     Notes to Financial Statements................9

Financial Highlights.............................11


                                                   [LOGO OF STRONG APPEARS HERE]

Strong Discovery Fund II


Your Fund's Approach

The Strong Discovery Fund II seeks capital growth. It invests in securities that its manager believes offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the manager believes market conditions favor fixed-income investments, he has the flexibility to invest a significant portion of the Fund's assets in bonds. The Fund would invest primarily in intermediate- and long-term, investment-grade bonds. To a limited extent, the Fund may also invest in foreign securities.

                     Growth of an Assumed $10,000 Investment
                             From 5-8-92 to 6-30-01

[CHART APPEARS HERE]

Date              The Strong           Russell 2000(R)      Lipper Mid-Cap
               Discovery Fund II           Index*          Core Funds Index
 4-92               $10,000               $10,000               $10,000
12-92               $10,887               $11,377               $11,447
12-93               $13,285               $13,525               $13,429
12-94               $12,569               $13,278               $13,338
12-95               $17,001               $17,056               $16,718
12-96               $17,138               $19,870               $19,713
12-97               $19,090               $24,313               $24,094
12-98               $20,476               $23,694               $25,968
12-99               $21,518               $28,731               $33,290
12-00               $22,464               $27,863               $35,372
 6-01               $24,650               $29,797               $35,257

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000/R/ Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of May 1992.

Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change and is not annualized.

Q:   How did the Fund perform?

A: The Fund is performing well. We generated a positive return for the first half of 2001 and outperformed our benchmark, the Russell 2000/R/ Index. As shown below, we also performed well against our peer group-the Lipper Mid-Cap Core category.

6-month Total Return from January 1-June 30, 2001
-------------------------------------------------
Strong Discovery Fund II                   +9.73%
Russell 2000/R/ Index                      +6.94%
Lipper Mid-Cap Core Funds Index            -0.33%

Q: What market conditions, events, and other factors affected the Fund's performance?

A: During the first half of 2001, the market was extremely volatile. Investors oscillated between optimism that the Federal Reserve's interest-rate cuts would stimulate business activity, and the reality that current conditions are difficult, particularly for the technology sector. Throughout all of this, many established businesses, not long ago referred to as "old economy" companies, continued to steadily improve their profits. In a refreshing change from several years ago, investors are returning to such companies. Because the Strong Discovery Fund II emphasizes profitable companies whose stocks can be purchased at attractive valuations, we have been benefiting from the change that is taking place in the market.

Q:   What investment strategies and techniques affected the Fund's performance?

A: Early in the year, the Fund's performance benefited from an overweighting in energy stocks and from strong performances by several individual holdings. Action Performance, a company that makes NASCAR collectible merchandise, and ITT Education, which provides post-secondary education, were two important contributors.

     Additionally, our investments in the technology sector emphasized established and profitable companies. This proved fortunate, as many of the young companies that emerged in the technology bubble have continued to perform poorly.

Q:   What is your outlook for the future of the markets?

A: We believe the investment outlook is favorable. Stock valuations have fallen to reasonable levels, declining interest rates should improve the attractiveness of common stocks relative to other investments, and business activity is likely to recover as lower interest rates and the recently passed tax cut take hold.

     Thank you for your investment in the Strong Discovery Fund II.

Charles A. Paquelet
Portfolio Manager

Average Annual Total Returns/1/
As of 6-30-01

-------------------------------
1-year                    2.49%
3-year                    6.24%
5-year                    8.22%
Since Inception          10.37%
(5-8-92)

Equity funds are volatile investments and should only be considered for long-term goals.


/1/ The Fund's returns include the effect of deducting fund expenses but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

* The Russell 2000/R/ Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
STRONG DISCOVERY FUND II

                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 92.2%
Agricultural Operations 0.7%
Delta Dollar Pine Company, Ltd.                         51,300      $1,008,045

Auto/Truck - Original Equipment 1.3%
Gentex Corporation (b)                                  69,400       1,934,178

Banks - Money Center 1.4%
Citigroup, Inc.                                         39,303       2,076,771

Banks - Northeast 0.6%
Commerce Bancorp, Inc.                                  12,900         904,290

Banks - Super Regional 1.8%
FleetBoston Financial Corporation                       65,900       2,599,755

Chemicals - Plastics 0.7%
Eastman Chemical Company                                22,900       1,090,727

Chemicals - Specialty 0.8%
OM Group, Inc.                                          16,400         922,500
Sigma-Aldrich Corporation                                8,100         312,822
                                                                    ----------
                                                                     1,235,322
Commercial Services - Advertising 0.5%
Lamar Advertising Company (b)                           16,600         730,400

Commercial Services - Printing 1.4%
Consolidated Graphics, Inc. (b)                        122,500       2,082,500

Commercial Services - Schools 2.5%
ITT Educational Services, Inc. (b)                      79,850       3,593,250

Commercial Services - Staffing 1.1%
Robert Half International, Inc. (b)                     65,000       1,617,850

Computer - Integrated Systems 1.1%
Avocent Corporation (b)                                 68,000       1,547,000

Computer - Memory Devices 1.4%
Microchip Technology, Inc. (b)                          58,312       1,997,185

Computer - Services 1.6%
Fiserv, Inc. (b)                                        16,500       1,055,670
Sungard Data Systems, Inc. (b)                          43,300       1,299,433
                                                                    ----------
                                                                     2,355,103
Consumer Products - Miscellaneous 0.0%
Rayovac Corporation (b)                                  1,900          40,470

Containers 1.3%
AptarGroup, Inc.                                        31,600       1,024,788
Mobile Mini, Inc. (b)                                   25,300         834,394
                                                                    ----------
                                                                     1,859,182
Cosmetics - Personal Care 0.7%
International Flavors & Fragrances                      40,800       1,025,304

Diversified Operations 1.2%
Agilent Technologies, Inc. (b)                          55,900       1,816,750

Electronics - Measuring Instruments 0.5%
Mettler-Toledo International, Inc. (b)                  17,000         735,250

Electronics - Miscellaneous Components 1.5%
Vishay Intertechnology, Inc. (b)                        92,400       2,125,200

Electronics - Parts Distributors 2.4%
Avnet, Inc.                                            158,206       3,546,967

Electronics - Semiconductor Equipment 0.9%
KLA-Tencor Corporation (b)                              22,500       1,315,575

Electronics - Semiconductor Manufacturing 2.1%
Cypress Semiconductor, Inc. (b)                         47,300       1,128,105
LSI Logic Corporation (b)                              103,700       1,949,560
                                                                    ----------
                                                                     3,077,665
Finance - Consumer/Commercial Loans 0.7%
Household International, Inc.                           14,400         960,480

Finance - Equity REIT 2.7%
Liberty Property Trust                                  40,400       1,195,840
Pinnacle Holdings, Inc. (b)                            470,200       2,825,902
                                                                    ----------
                                                                     4,021,742
Finance - Investment Brokers 2.9%
Lehman Brothers Holdings, Inc.                          39,800       3,094,450
Morgan Stanley, Dean Witter & Company                   18,700       1,201,101
                                                                    ----------
                                                                     4,295,551
Finance - Investment Management 2.3%
Waddell & Reed Financial, Inc. Class A                 104,300       3,311,525

Finance - Mortgage & Related Services 0.5%
Federal Home Loan Mortgage Corporation                  11,200         784,000

Financial Services - Miscellaneous 0.6%
Concord EFS, Inc. (b)                                   17,400         904,974

Insurance - Life 1.0%
Protective Life Corporation                             41,125       1,413,466

Insurance - Property/Casualty/Title 1.1%
ACE, Ltd.                                               18,800         734,892
MGIC Investment Corporation                             11,900         864,416
                                                                    ----------
                                                                     1,599,308
Internet - E*Commerce 1.1%
Getty Images, Inc. (b)                                  62,800       1,649,128

Internet - Network Security/Solutions 0.9%
Network Associates, Inc. (b)                           104,100       1,296,045

Leisure - Gaming 0.3%
Park Place Entertainment Corporation (b)                34,300         415,030

Leisure - Hotels & Motels 2.1%
Hilton Hotels Corporation                              117,200       1,359,520
Starwood Hotels & Resorts Worldwide, Inc.               44,700       1,666,416
                                                                    ----------
                                                                     3,025,936
Leisure - Products 1.3%
Brunswick Corporation                                   30,300         728,109
SCP Pool Corporation (b)                                35,455       1,221,070
                                                                    ----------
                                                                     1,949,179
Leisure - Services 2.2%
Bally Total Fitness Holding Corporation (b)             60,100       1,779,561
Carnival Corporation                                    49,500       1,519,650
                                                                    ----------
                                                                     3,299,211
Leisure - Toys/Games/Hobby 4.5%
Action Performance Companies, Inc. (b)                 264,500       6,612,500

Machinery - Construction/Mining 1.1%
Oshkosh Truck Corporation                               35,100       1,553,175

Media - Cable TV 1.0%
Charter Communications, Inc. Class A (b)                61,800       1,443,030

Media - Radio/TV 4.1%
Clear Channel Communications, Inc. (b)                  36,327       2,277,703

------------------------------------------------------------------------------
STRONG DISCOVERY FUND II (continued)

                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
------------------------------------------------------------------------------
Hispanic Broadcasting Corporation (b)                    6,300    $    180,747
Radio One, Inc. Class D (b)                             63,400       1,397,970
Viacom, Inc. Class B (b)                                42,716       2,210,553
                                                                  ------------
                                                                     6,066,973
Medical - Ethical Drugs 0.2%
Pfizer, Inc.                                             6,650         266,333

Medical - Nursing Homes 1.8%
Manor Care, Inc. (b)                                    81,800       2,597,150

Medical - Wholesale Drugs/Sundries 1.5%
AmeriSource Health Corporation Class A (b)              39,600       2,189,880

Medical/Dental - Services 2.8%
Quest Diagnostics, Inc. (b)                             33,100       2,477,535
Renal Care Group, Inc. (b)                              48,300       1,588,587
                                                                  ------------
                                                                     4,066,122
Medical/Dental - Supplies 3.8%
Apogent Technologies, Inc. (b)                         122,425       3,011,655
Dentsply International, Inc.                            30,600       1,357,110
Sybron Dental Specialties, Inc. (b)                     61,441       1,258,926
                                                                  ------------
                                                                     5,627,691
Oil & Gas - Drilling 2.7%
Marine Drilling Companies, Inc. (b)                     86,850       1,659,704
Nabors Industries, Inc. (b)                             45,300       1,685,160
Noble Drilling Corporation (b)                          17,350         568,212
                                                                  ------------
                                                                     3,913,076
Oil & Gas - Field Services 1.4%
BJ Services Company (b)                                 11,500         326,370
Cal Dive International, Inc. (b)                        72,600       1,785,960
                                                                  ------------
                                                                     2,112,330
Oil & Gas - United States Exploration &
  Production 3.5%
Anadarko Petroleum Corporation                          25,124       1,357,450
Devon Energy Corporation                                18,400         966,000
Ocean Energy, Inc.                                     125,200       2,184,740
Spinnaker Exploration Company (b)                       16,100         641,746
                                                                  ------------
                                                                     5,149,936
Paper & Paper Products 0.5%
Buckeye Technologies, Inc. (b)                          47,800         688,320

Pollution Control - Services 3.6%
Allied Waste Industries, Inc. (b)                       72,000       1,344,960
Republic Services, Inc. (b)                            100,400       1,992,940
Waste Management, Inc.                                  62,900       1,938,578
                                                                  ------------
                                                                     5,276,478
Retail - Apparel/Shoe 1.0%
Abercrombie & Fitch Company Class A (b)                 34,000       1,513,000

Retail - Department Stores 1.1%
Federated Department Stores, Inc. (b)                   39,500       1,678,750

Retail - Home Furnishings 1.4%
Rent-A-Center, Inc. (b)                                 40,215       2,115,309

Retail - Mail Order & Direct 0.0%
Provell, Inc. Class A (b)                                4,700          19,270

Retail - Major Discount Chains 0.8%
Target Corporation                                      32,900       1,138,340

Retail - Miscellaneous/Diversified 0.7%
Regis Corporation                                       45,412         953,198

Retail - Restaurants 0.2%
Applebee's International, Inc.                          14,200         284,142

Retail/Wholesale - Computer/Cellular 2.2%
Insight Enterprises, Inc. (b)                           78,675       1,927,537
RadioShack Corporation                                  44,900       1,369,450
                                                                  ------------
                                                                     3,296,987
Telecommunications - Equipment 1.4%
American Tower Corporation Class A (b)                  37,800         781,326
Belden, Inc.                                            49,300       1,318,775
                                                                  ------------
                                                                     2,100,101
Telecommunications - Services 0.3%
McLeod, Inc. (b)                                        92,200         423,198

Textile - Apparel Manufacturing 0.5%
Liz Claiborne, Inc.                                     14,500         731,525

Transportation - Rail 2.3%
Burlington Northern Santa Fe Corporation                68,200       2,057,594
Canadian National Railway Company                       33,800       1,368,900
                                                                  ------------
                                                                     3,426,494
Utility - Electric Power 0.6%
Constellation Energy Group, Inc.                        20,400         869,040
------------------------------------------------------------------------------
Total Common Stocks (Cost $126,084,191)                            135,352,662
------------------------------------------------------------------------------

Short-Term Investments (a) 7.1%
Repurchase Agreements 6.3%
Barclays Capital, Inc. (Dated 6/29/01), 3.95%,
  Due 7/02/01 (Repurchase proceeds $7,202,370);
  Collateralized by: United States
  Treasury Notes (d)                                $7,200,000       7,200,000
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $2,054,699);
  Collateralized by: United States Government
  & Agency Issues (d)                                2,054,100       2,054,100
                                                                  ------------
                                                                     9,254,100
United States Government Issues 0.8%
United States Treasury Bills, Due 7/12/01
  thru 9/27/01 (c)                                   1,175,000       1,168,250
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $10,422,317)                     10,422,350
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments in Securities (Cost $136,506,508) 99.3%          145,775,012
Other Assets and Liabilities, Net 0.7%                               1,060,522
------------------------------------------------------------------------------
Net Assets 100.0%                                                 $146,835,534
==============================================================================


FUTURES
------------------------------------------------------------------------------
                                       Underlying
                       Expiration      Face Amount   Unrealized
                          Date          at Value    Depreciation
------------------------------------------------------------------------------

Purchased:
18 NASDAQ 100             9/01         $3,323,700     $134,064
31 Russell 2000           9/01          7,991,800       18,073

LEGEND
------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)




                                                                         Strong Discovery
                                                                             Fund II
                                                                         ----------------

Assets:
   Investments in Securities, at Value (Cost of $136,506,508)              $145,775,012
   Receivable for Securities Sold                                               359,445
   Receivable for Fund Shares Sold                                              377,637
   Dividends and Interest Receivable                                            113,892
   Variation Margin Receivable                                                  242,050
   Other Assets                                                                   6,976
                                                                           ------------
   Total Assets                                                             146,875,012

Accrued Operating Expenses and Other Liabilities:                                39,478
                                                                           ------------
Net Assets                                                                 $146,835,534
                                                                           ============

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                           $142,810,936
   Accumulated Net Investment Loss                                             (158,385)
   Accumulated Net Realized Loss                                             (4,933,384)
   Net Unrealized Appreciation                                                9,116,367
                                                                           ------------
   Net Assets                                                              $146,835,534
                                                                           ============

Capital Shares Outstanding (Unlimited Number Authorized)                     13,497,499

Net Asset Value Per Share                                                        $10.88
                                                                                 ======

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)



                                                               Strong Discovery
                                                                   Fund II
                                                               ----------------
Income:
   Dividends (net of foreign withholding taxes of $934)          $   341,142
   Interest                                                          341,020
                                                                 -----------
   Total Income                                                      682,162

Expenses:
   Investment Advisory Fees                                          683,068
   Custodian Fees                                                     18,786
   Shareholder Servicing Costs                                       125,916
   Other                                                              21,203
                                                                 -----------
   Total Expenses before Fees Paid Indirectly by Advisor             848,973
   Fees Paid Indirectly by Advisor                                    (8,426)
                                                                 -----------
   Expenses, Net                                                     840,547
                                                                 -----------
Net Investment Loss                                                 (158,385)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
      Investments                                                 (1,402,039)
      Futures Contracts                                              370,783
                                                                 -----------
      Net Realized Loss                                           (1,031,256)
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                 13,571,434
      Futures Contracts                                             (147,004)
                                                                 -----------
      Net Change in Unrealized Appreciation/Depreciation          13,424,430
                                                                 -----------
Net Gain on Investments                                           12,393,174
                                                                 -----------
Net Increase in Net Assets Resulting from Operations             $12,234,789
                                                                 ===========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 Strong Discovery Fund II
                                                                             --------------------------------
                                                                             Six Months Ended    Year Ended
                                                                               June 30, 2001    Dec. 31, 2000
                                                                             ----------------   -------------
                                                                                (Unaudited)
Operations:
   Net Investment Income (Loss)                                                $   (158,385)    $    914,115
   Net Realized Gain (Loss)                                                      (1,031,256)      33,092,220
   Net Change in Unrealized Appreciation/Depreciation                            13,424,430      (26,327,696)
                                                                               ------------     ------------
   Net Increase in Net Assets Resulting from Operations                          12,234,789        7,678,639
Distributions:
   From Net Investment Income                                                      (914,073)               -
   From Net Realized Gains                                                      (23,624,016)               -
                                                                               ------------     ------------
   Total Distributions                                                          (24,538,089)               -
Capital Share Transactions:
   Proceeds from Shares Sold                                                     24,839,510       42,589,701
   Proceeds from Reinvestment of Distributions                                   24,538,089                -
   Payment for Shares Redeemed                                                  (26,127,345)     (66,695,442)
                                                                               ------------     ------------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions         23,250,254      (24,105,741)
                                                                               ------------     ------------
Total Increase (Decrease) in Net Assets                                          10,946,954      (16,427,102)
Net Assets:
   Beginning of Period                                                          135,888,580      152,315,682
                                                                               ------------     ------------
   End of Period                                                               $146,835,534     $135,888,580
                                                                               ============     ============
Transactions in Shares of the Fund:
   Sold                                                                           2,101,059        3,438,126
   Issued in Reinvestment of Distributions                                        2,234,799                -
   Redeemed                                                                      (2,279,873)      (5,386,015)
                                                                                 ----------       ----------
   Net Increase (Decrease) in Shares of the Fund                                  2,055,985       (1,947,889)
                                                                                 ==========       ==========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)



1.   Organization
     Strong Discovery Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2001, approximately 86% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation - Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions - Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks - The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures - Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. All long-term securities held in the Fund are designated as collateral on open futures contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options - The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements
                                                                               9

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

          in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. All long-term securities held in the Fund are designated as collateral on open options contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities.

     (G) Foreign Currency Translation - Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts - Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Earnings Credit Arrangements - Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by the Fund and are reported as Earnings Credits in the Fund's Statement of Operations.

     (K) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Other - Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.


3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 2001, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees for the six months then ended, were $24,726, $125,916, $8,426 and $2,306, respectively.

--------------------------------------------------------------------------------
4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2001, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions
     The aggregate purchases and sales of long-term securities, other than government securities, during the six months ended June 30, 2001 were $107,883,534 and $93,774,899, respectively. There were no purchases or sales of long-term government securities during the six months ended June 30, 2001.

6.   Income Tax Information
     At June 30, 2001, the cost of investments in securities for federal income tax purposes was $140,632,978. Net unrealized appreciation of securities was $5,142,034, consisting of gross unrealized appreciation and depreciation of $17,195,756 and $12,053,722, respectively.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG DISCOVERY FUND II
--------------------------------------------------------------------------------

                                                                                            Period Ended
                                                                  ----------------------------------------------------------------
                                                                  June 30,    Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                      2001/(b)/     2000       1999       1998       1997       1996
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $11.88      $11.38     $12.72     $12.03     $10.80     $13.44
Income From Investment Operations:
    Net Investment Income (Loss)                                    (0.01)       0.08      (0.05)     (0.04)     (0.09)     (0.05)
    Net Realized and Unrealized Gains on Investments                 1.18        0.42       0.36       0.92       1.32       0.04
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 1.17        0.50       0.31       0.88       1.23      (0.01)
Less Distributions:
    From Net Investment Income                                      (0.08)          -          -          -          -          -
    In Excess of Net Investment Income                                  -           -          -          -          -      (1.05)
    From Net Realized Gains                                         (2.09)          -      (1.65)     (0.19)         -      (1.58)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                             (2.17)          -      (1.65)     (0.19)         -      (2.63)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $10.88      $11.88     $11.38     $12.72     $12.03     $10.80
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                    +9.7%       +4.4%      +5.1%      +7.3%     +11.4%      +0.8%
    Net Assets, End of Period (In Millions)                          $147        $136       $152       $196       $214       $229
    Ratio of Expenses to Average Net Assets Without Fees Paid
      Indirectly by Advisor                                          1.2%*       1.3%       1.2%       1.2%       1.2%       1.2%
    Ratio of Expenses to Average Net Assets                          1.2%*       1.2%       1.1%       1.2%       1.2%       1.2%
    Ratio of Net Investment Income (Loss) to Average Net Assets     (0.2%)*      0.6%      (0.4%)     (0.3%)     (0.7%)     (0.3%)
    Portfolio Turnover Rate                                         75.5%      479.6%     234.5%     194.0%     198.1%     970.0%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended June 30, 2001 (unaudited).


                       See Notes to Financial Statements.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT14506-0601

Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

________________________________________________________________________________


[LOGO OF STRONG APPEARS HERE]


                                                                    WH2180 06-01